Earnings Conference Call May 8, 2014 Quarter Ended March 31, 2014

Cautionary Statement Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation's (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate; (ii) continued net losses could impact our ability to realize current operating plans and could materially adversely affect our liquidity and our ability to continue to operate; (iii) adverse economic conditions could cause the write down of long-lived assets or goodwill; (iv) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased materials; (v) changes in the competitive environment; (vi) uncertainty of the timing of customer product qualifications in heavily regulated industries; (vii) economic, political, or regulatory changes in the countries in which we operate; (viii) difficulties, delays or unexpected costs in completing the restructuring plan; (ix) equity method investments expose us to a variety of risks; (x) acquisitions and other strategic transactions expose us to a variety of risks; (xi) inability to attract, train and retain effective employees and management; (xii) inability to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xiii) exposure to claims alleging product defects; (xiv) the impact of laws and regulations that apply to our business, including those relating to environmental matters; (xv) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xvi) volatility of financial and credit markets affecting our access to capital; (xvii) the need to reduce the total costs of our products to remain competitive; (xviii) potential limitation on the use of net operating losses to offset possible future taxable income; (xix) restrictions in our debt agreements that limit our flexibility in operating our business; and (xx) additional exercise of the warrant by K Equity which could potentially result in the existence of a significant stockholder who could seek to influence our corporate decisions. 2

Income Statement Highlights U.S. GAAP 3 For the Quarters Ended (Amounts in thousands, except percentages and per share data) Mar 2014 Dec 2013 Mar 2013 Net sales $ 215,821 $ 207,339 $ 199,540 Gross margin $ 34,506 $ 37,662 $ 28,198 Gross margin as a percentage of net sales 16.0% 18.2% 14.1 % Selling, general and administrative $ 24,055 $ 22,431 $ 30,501 SG&A as a percentage of net sales 11.1% 10.8% 15.3 % Operating income (loss) $ (3,344) $ 3,623 $ (14,448) Net loss from continuing operations $ (15,196) $ (4,746) $ (23,692) Loss from discontinued operations (63) (1,076) (1,559) Net loss $ (15,259) $ (5,822) $ (25,251) Per share data: Net loss from continuing operations - basic and diluted $ (0.34) $ (0.11) $ (0.53) Loss from discontinued operations - basic and diluted — (0.02) (0.03) Net loss - basic and diluted (0.34) (0.13) (0.56) Weighted avg. shares - basic and diluted 45,174 45,120 44,953

Income Statement Highlights Non-GAAP 4 For the Quarters Ended (Amounts in thousands, except percentages and per share data) Mar 2014 Dec 2013 Mar 2013 Net sales $ 215,821 $ 207,339 $ 199,540 Adjusted Gross margin $ 38,029 $ 38,425 $ 29,878 Gross margin as a percentage of net sales 17.6% 18.5% 15.0 % Adjusted Selling, general and administrative $ 22,261 $ 20,764 $ 23,089 SG&A as a percentage of net sales 10.3% 10.0% 11.6 % Adjusted Operating income $ 9,059 $ 11,634 $ (168) Adjusted net income (loss) from continuing operations $ 439 $ 905 $ (8,304) Adjusted net income (loss) from discontinued operations — — — Adjusted net income (loss) $ 439 $ 905 $ (8,304) Adjusted EBITDA 21,647 23,236 12,705 Per share data: Adjusted net income (loss) from continuing operations - basic $ 0.01 $ 0.02 $ (0.18) Adjusted net income (loss) from continuing operations - diluted $ 0.01 $ 0.02 $ (0.18) Adjusted net income (loss) from discontinued operations - basic $ — — — Adjusted net income (loss) from discontinued operations - diluted $ — — — Adjusted net income (loss) - basic $ 0.01 0.02 (0.18) Adjusted net income (loss) - diluted $ 0.01 0.02 (0.18) Weighted avg. shares - basic 45,174 45,120 44,953 Weighted avg. shares - diluted 52,524 52,494 44,953

Income Statement Highlights 5 U.S. GAAP Non-GAAP (Amounts in thousands, except percentages and per share data) FY 2014 FY 2013 2014 FY 2013 Net Sales $ 833,666 $ 823,903 $ 833,666 $ 823,903 Gross Margin $ 121,629 $ 126,827 $ 132,525 $ 134,503 Gross margin as a percentage of net sales 14.6% 15.4% 15.9% 16.3 % Selling, general and administrative $ 94,881 $ 107,620 $ 87,078 $ 92,517 SG&A as a percentage of net sales 11.4% 13.1% 10.4% 11.2 % Operating income (loss) $ (16,348) $ (35,080) $ 21,260 $ 15,299 Net loss from continuing operations $ (65,515) $ (77,931) $ (18,767) $ (23,057) Loss from discontinued operations (3,800) (4,251) — — Net loss $ (69,315) $ (82,182) $ (18,767) $ (23,057) Adjusted EBITDA 71,504 63,326 Per share data: Net loss from continuing operations - basic and diluted $ (1.45) $ (1.74) $ (0.42) $ (0.51) Loss from discontinued operations - basic and diluted $ (0.08) (0.09) — — Net loss - basic and diluted $ (1.54) (1.83) (0.42) (0.51) Weighted avg. shares - basic and diluted 45,102 44,897 45,102 44,897

Adjusted Operating Income-Non-GAAP Solid Capacitors 6 For the Quarters Ended (Amounts in thousands) Mar 2014 Dec 2013 Net sales $ 163,297 $ 156,082 Operating income 26,979 27,616 Adjustments: Restructuring charges 4,872 91 Write down of long-lived assets 1,118 2,802 Stock-based compensation expense 64 118 ERP integration expenses (1) 13 Gain on sales and disposals of assets (766) (8) Adjusted operating income $ 32,266 $ 30,632

Adjusted Operating Income-Non-GAAP Film & Electrolytics 7 For the Quarters Ended (Amounts in thousands) Mar 2014 Dec 2013 Net sales $ 52,525 $ 51,256 Operating loss (6,737) (2,374) Adjustments: Plant shut-down costs 2,668 — Restructuring charges 1,084 2,100 Loss on sales and disposals of assets 811 19 Plant start-up costs 669 485 Stock-based compensation expense 122 160 Write down of long-lived assets — 556 ERP integration expenses (222) 80 Adjusted operating income (loss) $ (1,605) $ 1,026

Financial Highlights 1. Calculated as accounts receivable, net, plus inventories, net, less accounts payable 2. Calculated by annualizing the current quarter’s Net sales and Cost of sales 8 (Amounts in millions, except DSO and DPO) Mar 2014 Dec 2013 FX Impact Cash, cash equivalents and restricted cash $ 71.4 $ 69.6 $ — Capital expenditures $ 7.2 $ 6.7 Short-term debt $ 7.3 $ 27.7 Long-term debt 388.5 371.4 Debt premium 2.8 2.8 Total debt $ 398.6 $ 401.9 $ — Equity $ 222.9 $ 237.8 Net working capital (1) $ 213.4 $ 221.9 $ 3.1 Days in receivables (DSO)(2) 42 42 Days in payables (DPO)(2) 37 39

Sales Summary - Q4 FY2014 9

Sales Summary - FY 2014 10

Appendix

Adjusted Gross Margin Non-GAAP 12 For the Quarters Ended Fiscal Year (Amounts in thousands, except percentages) Mar 2014 Dec 2013 Mar 2013 2014 2013 Net Sales $ 215,821 $ 207,339 $ 199,540 $ 833,666 $ 823,903 Gross Margin $ 34,506 $ 37,662 $ 28,198 $ 121,629 $ 126,827 Adjustments: Plant shut-down costs 2,668 — — 2,668 — Plant start-up costs 669 485 1,307 3,336 6,122 Stock-based compensation expense 1,006 1,554 Inventory write down 186 278 373 3,886 — Adjusted Gross margin $ 38,029 $ 38,425 $ 29,878 $ 132,525 $ 134,503 Adjusted gross margin as a percentage of net sales 17.6% 18.5% 15.0% 15.9% 15.9%

Adjusted Selling, General & Administrative Expenses Non-GAAP 13 For the Quarters Ended (Amounts in thousands, except percentages) Mar 2014 Dec 2013 Mar 2013 Net sales $ 215,821 $ 207,33 9 $ 199,540 Selling, general and administrative expenses $ 24,055 $ 22,431 $ 30,501 Adjustments: ERP integration costs 837 994 2,404 NEC TOKIN investment related expenses 618 249 3,009 Stock-based compensation expense 339 424 645 Net curtailment and settlement gain on benefit plans — — 1,354 Adjusted selling, general and administrative expenses $ 22,261 $ 20,764 $ 23,089 Adjusted selling, general, and administrative as a percentage of net sales 10.3% 10.0% 11.6%

Adjusted Selling, General & Administrative Expenses Non-GAAP 14 Fiscal Year (Amounts in thousands, except percentages) 2014 2013 Net sales $ 833,666 $ 823,903 Selling, general and administrative expenses $ 94,881 $ 107,620 Adjustments: ERP integration costs 3,800 7,398 NEC TOKIN investment related expenses 2,299 4,581 Stock-based compensation expense 1,704 2,857 Net curtailment and settlement gain on benefit plans — 267 Adjusted selling, general and administrative expenses $ 87,078 $ 92,517 Adjusted selling, general, and administrative as a percentage of net sales 10% 11%

Adjusted Operating Income Non-GAAP 15 For the Quarters Ended (Amounts in thousands) Mar 2014 Dec 2013 Mar 2013 Operating income (loss) $ (3,344) $ 3,623 $ (14,448) Adjustments: Restructuring charges 5,953 2,194 5,047 Plant shut-down costs 2,668 — — Write down of long-lived assets 1,118 3,358 — ERP integration costs 837 994 2,404 Plant start-up costs 669 485 1,307 NEC TOKIN investment related expenses 618 249 3,009 Stock-based compensation expense 579 702 1,018 Net curtailment and settlement loss on benefit plans — — 1,354 Net loss (gain) on sales and disposals of assets (39) 29 141 Adjusted operating income (loss) $ 9,059 $ 11,634 $ (168)

Adjusted Operating Income Non-GAAP 16 Fiscal Year (Amounts in thousands) 2014 2013 Operating income (loss) $ (16,348) $ (35,080) Adjustments: Restructuring charges 14,122 18,719 Plant shut-down costs 3,336 — Write down of long-lived assets 4,476 7,582 ERP integration costs 3,880 7,398 Plant start-up costs 2,668 6,122 NEC TOKIN investment related expenses 2,299 4,581 Stock-based compensation expense 2,909 4,600 Goodwill impairment — 1,092 Inventory write downs 3,886 — Net curtailment and settlement loss on benefit plans — 267 Net loss (gain) on sales and disposals of assets 32 18 Adjusted operating income (loss) $ 21,260 $ 15,299

Adjusted Net Income (Loss) From Continuing Operations and Adjusted EBITDA
Non-GAAP

Electronic Components KEMET CHARGED.

(Amounts in thousands)	For the Quarters Ended Mar 2014	Dec 2013	Mar 2013
Net loss	$ (15,259)	$ (5,822)	$ (25,251)
Adjustments:			
Restructuring charges	5,953	2,194	5,047
Equity loss (gain) from NEC TOKIN	4,580	(1,657)	1,254
Write down of long-lived assets	1,118	3,358	264
Inventory write down	—	—	—
ERP integration expenses	837	994	2,404
Net loss from discontinued operations	63	1,076	1,559
Amortization included in interest expense	779	858	1,092
Plant start-up costs	669	485	1,307
Stock-based compensation expense	579	702	1,018
Plant shut-down costs	2,668	—	—
NEC TOKIN investment related expenses	618	249	3,009
Long-term receivable write down	—	—	—
Loss (gain) on sales and disposals of assets	(39)	29	141
Income tax effect of non-GAAP adjustments	99	(52)	(591)
Net curtailment and settlement gain on benefit plans	—	—	1,354
Net foreign exchange loss (gain)	(449)	207	(911)
Change in value of NEC TOKIN Option	(1,777)	(1,716)	—
Adjusted net income (loss)	$ 439	$ 905	$ (8,304)
Adjusted net income (loss) per share from continuing operations - basic	$ 0.01	$ 0.02	$ (0.18)
Adjusted net income (loss) per share from continuing operations - diluted	$ 0.01	$ 0.02	$ (0.18)
Adjusted EBITDA	$ 21,647	$ 23,236	$ 12,705
Weighted avg. shares - basic	45,174	45,120	44,953
Weighted avg. shares - diluted	52,524	52,494	44,953

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Adjusted Net Income (Loss) From Continuing Operations and Adjusted EBITDA Non-GAAP 8 FY Fiscal Year (Amounts in thousands) FY 2014 FY 2013 Net loss $ (69,315) $ (82,182) Adjustments: Restructuring charges 14,122 18,719 Equity loss (gain) from NEC TOKIN 7,542 1,254 Write down of long-lived assets 4,476 7,582 Inventory write down 3,886 — ERP integration expenses 3,880 7,398 Net loss from discontinued operations 3,800 4,251 Amortization included in interest expense 3,596 4,137 Plant start-up costs 3,336 6,122 Stock-based compensation expense 2,909 4,600 Plant shut-down costs 2,668 — NEC TOKIN investment related expenses 2,299 4,581 Long-term receivable write down 1,444 — Loss (gain) on sales and disposals of assets 32 18 Income tax effect of non-GAAP adjustments (27) (906) Net curtailment and settlement gain on benefit plans — 267 Goodwill impairment — 1,092 Registration related fees — 20 Net foreign exchange gain (304) (28) Change in value of NEC TOKIN Option (3,111) — Adjusted net income (loss) $ (18,767) $ (23,057) Adjusted net income (loss) per share from continuing operations - basic and diluted $ (0.42) $ (0.51) Adjusted EBITDA $ 71,504 $ 63,326 Weighted avg. shares - basic and diluted 45,102 44,897 18

Adjusted EBITDA Reconciliation Non-GAAP 19 For the Quarters Ended (Amounts in thousands) Mar 2014 Dec 2013 Mar 2013 U.S. GAAP Net loss $ (15,259) $ (5,822) $ (25,251) Interest expense, net 10,658 10,342 10,464 Income tax expense (benefit) (754) 1,033 (735) Depreciation and amortization 12,182 11,762 11,781 EBITDA 6,827 17,315 (3,741) Excluding the following items (non-GAAP) Restructuring charges 5,953 2,194 5,047 Equity loss (gain) from NEC TOKIN 4,580 (1,657) 1,254 Plant shut-down costs 2,668 — — Write down of long-lived assets 1,118 3,358 264 ERP integration expenses 837 994 2,404 Plant start-up costs 669 485 1,307 NEC TOKIN investment related expenses 618 249 3,009 Stock-based compensation expense 579 702 1,018 Net loss from discontinued operations 63 1,076 1,559 Net curtailment and settlement gain on benefit plans — — 1,354 Intangible write down — — — Loss (gain) on sales and disposals of assets (39) 29 141 Net foreign exchange loss (gain) (449) 207 (911) Change in value of NEC TOKIN Option (1,777) (1,716) — Adjusted EBITDA $ 21,647 $ 23,236 $ 12,705

Non-GAAP Financial Measures Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors. Adjusted gross margin Adjusted gross margin represents net sales less cost of sales excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted gross margin to facilitate our analysis and understanding of our business operations and believes that Adjusted gross margin is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted gross margin should not be considered as an alternative to gross margin or any other performance measure derived in accordance with GAAP. Adjusted selling, general and administrative expenses Adjusted selling, general and administrative expenses represents selling, general and administrative expenses excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted selling, general and administrative expenses to facilitate our analysis and understanding of our business operations and believes that Adjusted selling, general and administrative expenses is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted selling, general and administrative expenses should not be considered as an alternative to selling, general and administrative expenses or any other performance measure derived in accordance with GAAP. Adjusted operating income Adjusted operating income represents operating income (loss), excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted operating income to facilitate our analysis and understanding of our business operations and believes that Adjusted operating income is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted operating income should not be considered as an alternative to operating loss or any other performance measure derived in accordance with GAAP. 20

Non-GAAP Financial Measures Continued Adjusted net income (loss) and Adjusted EPS Adjusted net income (loss) and Adjusted EPS represent net income (loss) and EPS, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted net income and Adjusted EPS to evaluate the Company's operating performance and believes that Adjusted net income and Adjusted EPS are useful to investors because they provide a supplemental way to possibly better understand the underlying operating performance of the Company. Adjusted net income and Adjusted EPS should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP. Adjusted EBITDA Adjusted EBITDA represents net loss before income tax expense (benefit), interest expense, net, and depreciation and amortization expense, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations. In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these types of adjustments. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity. 21

Non-GAAP Financial Measures Continued Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: • it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments; • it does not reflect changes in, or cash requirements for, our working capital needs; • it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt; • although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements; • it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; • it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; • it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and • other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally. 22